EXHIBIT 99.2

SECOND AMENDMENT TO CREDIT AGREEMENT

Second Amendment, dated as of August 1, 2007, to the Credit Agreement referred to below (this “Second Amendment”) among (a) THE PENN TRAFFIC COMPANY, a Delaware corporation, PENNY CURTISS BAKING COMPANY, INC., a New York corporation, and BIG M SUPERMARKETS, INC., a New York corporation (collectively referred to herein as “Borrowers” and individually as “Borrower”); (b) the other Credit Parties signatory hereto; (c) KIMCO CAPITAL CORP., a Delaware corporation (in its individual capacity, “Kimco”), for itself, as Lender, and as Agent for Lenders (in such capacity, the “Agent”); and (d) the other Lenders signatory hereto from time to time (collectively, the “Lenders”).

W I T N E S S E T H:

WHEREAS, the Borrowers, Agent, and Lenders are parties to that certain Credit Agreement, dated as of April 13, 2005 (including all annexes, exhibits and schedules thereto, and as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Agent and Requisite Lenders have agreed to amend the Credit Agreement in the manner, and on the terms and conditions, provided for herein;

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.            Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement or Annex A thereto.

2.            Amendment to Section 1.6(c) of the Credit Agreement. Section 1.6(c) of the Credit Agreement is hereby amended as of the Amendment Effective Date by deleting the percentage “1.0%” appearing therein and inserting in lieu thereof the percentage “2.0%”.

3.            Amendment to Section 6.8 of the Credit Agreement. Section 6.8 of the Credit Agreement is hereby amended as of the Amendment Effective Date by (i) deleting “or” at the end of paragraph (g), (ii) deleting “.” at the end of paragraph (h) and replacing it with “ or”, and (iii) adding the following new paragraph (i) at the end thereof:

“(i)         the closing of any retail store identified on Schedule I to the Second Amendment, provided, that, (i) on or before three business days from the date of the store closing of any retail store identified on such schedule that is subject to a leasehold mortgage in favor of the Agent, the Borrowers shall prepay the Loans in an aggregate amount of $350,000.00 to be applied in accordance with the last sentence of Section 1.8(a) and such prepayment shall not be subject to any prepayment fee under Section 1.6(c), and (ii) within eight months of such closing, the Borrowers shall either (A) execute (where applicable) and deliver to Agent the documentation (which, except as specifically set forth on Schedule II to the Second Amendment, shall be dated and be in form and substance (and where applicable, in amount) acceptable to Agent and its counsel in their sole and absolute discretion) listed on Schedule II to the Second Amendment for certain of the leased real property listed on Schedule III to the Second Amendment, as selected by Agent in its sole and absolute discretion (the “Substitute Collateral”), such that the total collateral value of the Substitute Collateral, as determined by Agent in its sole and absolute discretion, shall equal $400,000.00 or (B) prepay the Loans in a principal amount equal to $400,000.00 (in addition to the prepayment required under clause (i) above), and such prepayment shall not be subject to any prepayment fee under Section 1.6(c), or (C) provide a combination of the items described in clause (A) and the payments described in clause (B) such that the aggregate value thereof (in the case of the items described in clause (A) as determined by the Agent in its sole and absolute discretion) is equal to $400,000.00, and such cash portion paid under clause (B) shall not be subject to any prepayment fee under Section 1.6(c), provided further, that as of the date of the closing of any of the stores identified in Schedule I to the Second Amendment, and after giving effect thereto, no Event of Default shall exist or have occurred and be continuing.”

4.	Amendments to Annex A of the Credit Agreement.

(a)          Annex A of the Credit Agreement is hereby amended as of the Amendment Effective Date by inserting the following new definition in alphabetical order therein:

“Second Amendment” means the Second Amendment to Credit Agreement, dated as of August 1, 2007, among Agent, Lenders and Borrowers, and acknowledged and agreed to by each of the other Credit Parties.

(b)          Annex A of the Credit Agreement is hereby amended as of the Amendment Effective Date by amending and restating the definition of “Covenant Testing Event” in its entirety to read as follows:

“Covenant Testing Event” means any time Excess Availability is less than (i) $27,500,000 for four (4) consecutive days or (ii) $25,000,000 on any day.”

5.            Representations and Warranties. To induce Agent and Requisite Lenders to enter into this Second Amendment, each of the Credit Parties, jointly and severally, makes the following representations and warranties to Agent and Lenders:

(a)          The execution, delivery and performance of this Second Amendment and the performance of the Credit Agreement by such Credit Party: (i) are within such Person’s corporate, limited liability company or limited partnership power, as applicable; (ii) have been duly authorized by all necessary corporate, limited liability company or limited partnership action; (iii) do not contravene any provision of such Person’s charter, bylaws or partnership or operating agreement as applicable; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority by which such Person or its assets are bound; (v) after giving effect to the consents contemplated by paragraph 6 hereof do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, material lease, material agreement or other material instrument to which such Person is a party or by which such Person or any of its property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of Agent, on behalf of itself and Lenders, pursuant to the Loan Documents; and (vii) after giving effect to the consents contemplated by paragraph 6 hereof do not require the consent or approval of any Governmental Authority or any other Person.

(b)          This Second Amendment has been duly executed and delivered by or on behalf of such Credit Party.

(c)          Each of this Second Amendment and the Credit Agreement constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally.

(d)          No Default or Event of Default has occurred and is continuing after giving effect to this Second Amendment.

(e)          The representations and warranties of such Credit Party contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the Amendment Effective Date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date and except for changes therein expressly permitted by the Credit Agreement.

6.            Additional Agreements. The Lenders hereby authorize and consent to (i) the Agent entering into an amendment to the SREF Intercreditor Agreement substantially in the form attached hereto as Exhibit A (the “SREF Intercreditor Consent”) and (ii) the Borrowers entering into an amendment to the GE Credit Agreement substantially in the form attached hereto as Exhibit B (the “GE Credit Agreement Amendment”).

7.            No Other Amendments/Waivers. Except as expressly amended herein, the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. In addition, except as expressly set forth herein, this Second Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

8.       Outstanding Indebtedness; Waiver of Claims. Each Credit Party hereby acknowledges and agrees that as of August 1, 2007, the aggregate outstanding principal amount of the Loans is $25,500,000 (the “Outstanding Obligations”), and that such principal amounts are payable pursuant to the Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind. Each of the Credit Parties hereby waives, releases, remises and forever discharges Agent, Lenders and each other Indemnified Person from any and all claims, suits, actions, investigations, proceedings or demands arising out of or in connection with the Credit Agreement (collectively, “Claims”), whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Credit Party ever had, now has or might hereafter have against Agent or Lenders which relates, directly or indirectly, to any acts or omissions of Agent, Lenders or any other Indemnified Person on or prior to the date hereof; provided that, such Credit Party does not waive any Claim solely to the extent such Claim relates to the Agent’s or any Lender’s gross negligence or willful misconduct.

9.            Expenses. Each Borrower hereby reconfirms its respective obligations pursuant to Section 11.3 of the Credit Agreement to pay and reimburse Agent, for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Second Amendment and all other documents and instruments delivered in connection herewith.

10.          Effectiveness. This Second Amendment shall be deemed effective as of the date hereof (the “Amendment Effective Date”) only upon satisfaction in full in the reasonable judgment of Agent of each of the following conditions:

(a)          Second Amendment. Agent shall have received counterpart signature pages of this Second Amendment duly executed and delivered by each of Agent, Requisite Lenders and the Credit Parties.

(b)          Payment of Fees and Expenses. Borrowers shall have paid to Agent (i) an amendment fee in the amount of $150,000 for account of the Lenders and (ii) all costs, fees and expenses invoiced and owing in connection with this Second Amendment and the other Loan Documents and due to Agent (including, without limitation, reasonable legal fees and expenses).

(c)          Amendment to GE Credit Agreement. Agent shall have received evidence that Borrowers have received a duly executed GE Credit Agreement Amendment.

(d)          Consent Under SREF Intercreditor. The Agent shall have received a copy of a fully executed SREF Intercreditor Consent.

(e)          Representations and Warranties. The representations and warranties of the Credit Parties in this Second Amendment shall be true and correct on and as of the Amendment Effective Date and the date hereof, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

11.          GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

12.          Counterparts. This Second Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWERS THE PENN TRAFFIC COMPANY
By:	/s/
Name: Title:

PENNY CURTISS BAKING COMPANY, INC
By:	/s/
Name: Title:

BIG M SUPERMARKETS, INC.
By:	/s/
Name: Title:

LENDERS KIMCO CAPITAL CORP., as Agent and Lender
By:	/s/
Name: Title:

JUBILEE-VI LLC, a Delaware limited liability company, As successor-in-interest to JUBILEE LIMITED PARTNERSHIP V, as Lender
By:	/s/
Name: Title:

The following Persons are signatories to this Amendment in their capacity as Credit Parties and not as Borrowers.

SUNRISE PROPERTIES, INC.
By:	/s/
Name: Title:

PENNWAY EXPRESS, INC.
By:	/s/
Name: Title:

COMMANDER FOODS INC.
By:	/s/
Name: Title:

P AND C FOOD MARKETS INC. OF VERMONT
By:	/s/
Name: Title:

P.T. DEVELOPMENT, LLC
By:	/s/
Name: Title:

P.T. FAYETTEVILLE/UTICA, LLC
By:	/s/
Name: Title: